LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated April 1, 2016 to the

Prospectus dated March 1, 2016

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 11 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Giulio Martini, Portfolio Manager	2015
Robert I. Gerber, Partner and Chief Investment Officer	2005
Robert A. Lee, Partner and Deputy Chief Investment Officer	2016

The following paragraph replaces the first paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 137 of the prospectus:

Alpha Strategy Fund. Giulio Martini, Portfolio Manager, heads the Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015 and Chief Investment Officer of Currency Strategies at Sanford C. Bernstein & Co. from 1985 to 2012. Additional members of the Fund’s team are Robert I. Gerber, Partner and Chief Investment Officer, and Robert A. Lee, Partner and Deputy Chief Investment Officer. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team of the Fund since 2005. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2016.

Messrs. Martini, Gerber, and Lee are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

Please retain this document for your future reference.

LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated April 1, 2016 to the

Statement of Additional Information dated March 1, 2016

The following paragraph replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the SAI:

Giulio Martini heads Alpha Strategy Fund’s team. Additional members of the Fund’s team are Robert I. Gerber and Robert A. Lee. Messrs. Martini, Gerber, and Lee are jointly and primarily responsible for the day-to-day management of the Fund.

The following row replaces the applicable row of the corresponding table beginning on page 5-4 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alpha Strategy Fund	Giulio Martini	5/$6,313.4	0/$0	0/$0
	Robert I. Gerber	5/$6,313.4	0/$0	0/$0
	Robert A. Lee(1)	22/$68,061.0	12/$3,066.9	2,231/$4,619.2(2)

+ Total net assets are in millions.

(1) These amounts shown are as of February 29, 2016.

(2) Does not include $410.2 million for which Lord Abbett provides investment models to managed account sponsors.

The following row replaces the applicable row of the corresponding table beginning on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alpha Strategy Fund	Giulio Martini(1)	X
	Robert I. Gerber(1)							X
	Robert A. Lee (1)	X
(1) These amounts shown are as of March 17, 2016.

Please retain this document for your future reference.